PILGRIM PRIME RATE TRUST

                        Supplement dated January 10, 2001
                                       to
                         Prospectus dated June 30, 2000

On January 10, 2001, ING Pilgrim Investments named Curtis F. Lee Chief Credit Officer for Pilgrim Prime Rate Trust (the "Trust"). The biography for Mr. Lee below is inserted under the heading "Investment Management and Other Services--Portfolio Management". James R. Reis is no longer the Chief Credit Officer for the Trust and his biography is deleted in its entirety.

     CURTIS F. LEE is a Vice President of ING Pilgrim  Investments (since August
     1999) and Chief Credit Officer of the Trust (since January 2001). He served as Senior Credit Officer of the Trust from August 1999 to January 2001. Prior to joining ING Pilgrim Investments, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992-1999). His last position was Regional Head of Risk approving workout strategies and restructuring proposals for the bank's troubled assets in the Americas, Europe, Africa, Middle East and South Asia. In addition, Mr. Lee lived and worked in Guayaquil, Ecuador as a Credit Officer with Citibank (1984-1990) and as a consultant to various Ecuadorian banks focusing on credit analysis techniques in an inflationary environment (1990-1992), and was a management trainee with United New Mexico Financial Corporation in Albuquerque, New Mexico (1982-1984). Mr. Lee received a B.A. in Journalism, an M.A. in Latin American Studies and an M.B.A. in International Management from the University of New Mexico, graduating with honors.

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